Exhibit 21.1

                     ATLANTIC BANCGROUP, INC. AND SUBSIDIARY

                                   Form 10-KSB

                     For Fiscal Year Ended December 31, 2004

                            Subsidiary of Registrant
                            ------------------------

       Oceanside Bank, incorporated under the laws of the State of Florida
           1315 South Third Street, Jacksonville Beach, Florida 32250